UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 12, 2023

60 DEGREES PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41719	45-2406880
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1025 Connecticut Avenue NW Suite 1000 , Washington, D.C.	20036
(Address of registrant’s principal executive office)	(Zip code)

(202) 327-5422
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SXTP	The Nasdaq Stock Market LLC

Warrants, each warrant to purchase one share of Common Stock	SXTPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item. 1.01 Entry into a Material Definitive Agreement.

On July 12, 2023, 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement with WallachBeth Capital LLC, as representative of the underwriters listed on Schedule I thereto (the “Underwriting Agreement”), relating to the Company’s initial public offering (the “Offering”) of 1,415,095 units (the “Units”) at an offering price of $5.30 per Unit. Each Unit consists of (i) one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), (ii) one tradeable warrant (a “Tradeable Warrant”) exercisable for the purchase of one share of Common Stock at an exercise price of $6.095 per share, which is equal to 115% of the offering price per Unit and (iii) one non-tradeable warrant (a “Non-tradeable Warrant” and, together with each Tradeable Warrant, the “Warrants”) exercisable for the purchase of one share of Common Stock at an exercise price of $6.36 per share, which is equal to 120% of the offering price per Unit. The Warrants may be exercised beginning on July 12, 2023 until July 12, 2028.

The Company granted the underwriters a 45-day over-allotment option to purchase up to 212,265 shares of the Company’s common stock at a price of $5.28 per share and/or 212,265 Tradeable Warrants at a price of $0.01 per Tradeable Warrant and/or 212,265 Non-tradeable Warrants at $0.01 per Non-tradeable Warrant, or any combination thereof, which represents 15% of the number of Units sold in the Offering, in all cases less the underwriting discount. On July 13, 2023, WallachBeth Capital LLC partially exercised the over-allotment option to purchase an additional 100,644 Tradeable Warrants and 100,644 Non-tradeable Warrants.

The Units were offered and sold pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-269483), originally filed with the Securities and Exchange Commission (the “Commission”) on January 31, 2023 (the “Registration Statement”)
and the final prospectus filed with the Commission pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended
. The Registration Statement was declared effective by the Commission on July 11, 2023. The Common Stock and Tradeable Warrants commenced trading on The Nasdaq Capital Market on July 12, 2023 under the symbols “SXTP” and “SXTPW,” respectively. The closing of the Offering for the securities took place on July 14, 2023.

The net proceeds to the Company from the Offering were approximately $7.5 million, after deducting underwriting discounts and commissions and the payment of other estimated offering expenses associated with the Offering that are payable by the Company. The Company paid the Underwriter an underwriting discount equal to 8.0% of the gross proceeds of the Offering and a non-accountable expense fee equal to 1.5% of the gross proceeds of the Offering. The Company also issued to WallachBeth Capital LLC warrants (the “Representative Warrant”) to purchase 84,906 shares of the Company’s common stock, which is equal to six percent (6%) of the Units sold in the Offering, at an exercise price of $5.83 per share, which is equal to 110% of the offering price per Unit. The Representative Warrants may be exercised beginning on July 14, 2023 until July 14, 2028.

The Company intends to use the net proceeds from the Offering for executing clinical studies and trials and for general corporate purposes, including working capital.

The Company’s officers and directors have agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock until January 11, 2024 without the prior written consent of WallachBeth Capital LLC.

The Underwriting Agreement contains customary representations and warranties that the parties thereto made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that Underwriting Agreement and in the context of the specific relationship between the parties. The provisions of the Underwriting Agreement and schedules and exhibits thereto, including the representations and warranties contained therein respectively, are not for the benefit of any party other than the parties to such documents and agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission. A form of the Underwriting Agreement was previously filed as an exhibit to the Registration Statement. The description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the final, executed Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forms of the Tradeable Warrant and the Non-tradeable Warrant are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Company entered into a Warrant Agent Agreement (the “Warrant Agent Agreement”) with Equity Stock Transfer, LLC, as warrant agent (the “Warrant Agent”), effective as of July 12, 2023. The Warrant Agent Agreement sets forth the procedures for registering, transferring and exercising the Warrants, the procedure for amending the Warrant Agent Agreement and the terms of the Company’s indemnification of the Warrant Agent. A form of the Warrant Agent Agreement was previously filed as an exhibit to the Registration Statement. The description of the Warrant Agent Agreement is qualified in its entirety by reference to the full text of the final, executed Warrant Agent Agreement, a copy of which is filed as Exhibit 4.3 to this Form 8-K and is incorporated herein by reference.

A form of the Representative Warrant was previously filed as an exhibit to the Registration Statement. The description of the Representative Warrant is qualified in its entirety by reference to the full text of the final, executed Representative Warrant, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On July 12, 2023, the Company issued a press release announcing that it had priced the underwritten public offering described in Item 1.01 of this Current Report on Form 8-K. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 14, 2023, the Company issued a press release announcing that it had closed its underwritten public offering described in Item 1.01 of this Current Report on Form 8-K. The Company’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement dated as of July 12, 2023, by and between the Company and WallachBeth Capital LLC.
4.1	Form of Tradeable Common Stock Purchase Warrant.
4.2	Form of Non-tradeable Common Stock Purchase Warrant.
4.3	Warrant Agent Agreement dated as of July 12, 2023, by and between the Company and Equity Stock Transfer, LLC.
4.4	Representative Warrant dated as of July 14, 2023, issued by the Company to WallachBeth Capital LLC.
99.1	Press Release of 60 Degrees Pharmaceuticals, Inc. dated as of July 12, 2023.
99.2	Press Release of 60 Degrees Pharmaceuticals, Inc. dated as of July 14, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 DEGREES PHARMACEUTICALS, INC.

Date: July 17 , 2023	By:	/s/ Geoffrey Dow
	Name:	Geoffrey Dow
	Title:	Chief Executive Officer and President